[ ]   Fee paid previously with preliminary materials.
[ ]   Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      (1) Amount Previously Paid:

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      (2) Form, Schedule or Registration Statement No.:

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      (3) Filing Party:

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      (4) Date Filed:

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          PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED
          IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A
          CURRENTLY VALID OMB CONTROL NUMBER.

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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [X]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ]   CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
      RULE 14A-6(E)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[X]   Soliciting Material Pursuant to ss.240.14a-12

                              CERIDIAN CORPORATION
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                (Name of Registrant as Specified In Its Charter)

                              Pershing Square, L.P.
                            Pershing Square II, L.P.
                       Pershing Square International, Ltd.
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      (1) Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
      (2) Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------
      (4) Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------
      (5) Total fee paid:

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     On March 8, 2007, Pershing Square, L.P., Pershing Square II, L.P. and
Pershing Square International, Ltd. filed a complaint (the "Complaint") pursuant to Section 220 of the Delaware General Corporation Law in the Court of Chancery
of the State of Delaware. A copy of the Complaint is attached as Exhibit 1 hereto.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS
RELATED TO THE SOLICITATION OF PROXIES BY PERSHING SQUARE, L.P., PERSHING SQUARE
II, L.P., PERSHING SQUARE INTERNATIONAL, LTD. AND CERTAIN OF THEIR RESPECTIVE
AFFILIATES FROM THE STOCKHOLDERS OF CERIDIAN CORPORATION FOR USE AT ITS ANNUAL
MEETING WHEN AND IF THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT
INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN ANY SUCH
PROXY SOLICITATION. WHEN AND IF COMPLETED, A DEFINITIVE PROXY STATEMENT AND A
FORM OF PROXY WILL BE MAILED TO THE STOCKHOLDERS OF CERIDIAN CORPORATION AND
WILL BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S
WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE POTENTIAL
PARTICIPANTS IN THE POTENTIAL PROXY SOLICITATION FROM THE STOCKHOLDERS OF
CERIDIAN CORPORATION IS AVAILABLE IN THE ADDITIONAL DEFINITIVE PROXY SOLICITING
MATERIALS CONCERNING CERIDIAN CORPORATION FILED WITH THE SECURITIES AND EXCHANGE
COMMISSION BY PERSHING SQUARE, L.P., PERSHING SQUARE II, L.P. AND PERSHING
SQUARE INTERNATIONAL, LTD. ON JANUARY 23, 2007 (FILE/FILM
NO: 001-15168/07544605).

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